                             LETTER OF TRANSMITTAL

                          DIAMOND BRANDS INCORPORATED

                               Offer to Exchange

               SERIES B 12% SENIOR DISCOUNT DEBENTURES DUE 2009,

    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

                          FOR ANY AND ALL OUTSTANDING

               SERIES  A 12% SENIOR DISCOUNT DEBENTURES DUE 2009

             Pursuant to the Prospectus, dated _____________, 1998

    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON ________________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS
MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON ___________, 1998.

       DELIVERY TO:  STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT



               By Mail:                                 By Overnight Mail or Courier:
             P.O. Box 778                                  Two International Place
     Boston, Massachusetts  02102                        Boston, Massachusetts  02110
Attention:  Corporate Trust Department              Attention:  Corporate Trust Department
             Kellie Mullen                                       Kellie Mullen

      By Hand in New York to 5:00 p.m.
              (as drop agent):                      By Hand in Boston to 5:00 p.m.
                 61 Broadway                          Two International Place
                 15th Floor                                 Fourth Floor
           Corporate Trust Window                         Corporate Trust
          New York, New York  10006                 Boston, Massachusetts  02110

For information call: (617) 664-5587

          Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

          The undersigned acknowledges receipt of the Prospectus, dated ______________, 1998 (the "Prospectus"), of Diamond Brands Incorporated, a Minnesota corporation, (the "Issuer"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount at maturity of up to $84,000,000 of Series B 12% Senior Discount Debentures due 2009 (the "New Debentures") for an equal principal amount at maturity of the outstanding Series A 12% Senior Discount Debentures due 2009 (the "Old Debentures"). State Street Bank and Trust Company is the exchange agent for the Exchange Offer (the "Exchange Agent").

          For each Old Debenture accepted for exchange, the holder of such Old Debenture will receive a New Debenture having a principal amount at maturity equal to that of the surrendered Old Debenture. The New Debentures will accrete at a rate of 12 7/8%, compounded semi-annually, to an aggregate principal amount of $84,000,000 by April 15, 2003. Beginning on April 15, 2003, cash interest on the New Debentures will accrue and be payable, at a rate of 12 7/8% per annum, semi-annually in arrears on October 15 and April 15 of each year commencing October 15, 2003.

          Notwithstanding the foregoing, liquidated damages ("Liquidated Damages") shall become payable in respect of the Old Debentures as follows:

          If (a) the Issuer fails to file a registration statement with respect to the New Debentures (the "Exchange Offer Registration Statement") or a shelf registration statement covering resales of the Old Debentures (the "Shelf Registration Statement" and, collectively, the "Registration Statements") as required by the Registration Rights Agreement on or before the date specified for such filing, (b) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date"), (c) the Issuer fails to consummate the Exchange Offer within 195 days after the date at which the Old Debentures were issued as required by the Registration Rights Agreement, or (d) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities (as defined in "The Exchange Offer -- Terms of the Exchange Offer" section of the Prospectus) during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (a) through (d) above a "Registration Default"), then the Issuer will pay Liquidated Damages as follows: to each holder of Transfer Restricted Securities, with respect to such 90-day period immediately following the occurrence of the first Registration Default in an amount equal to $0.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such holder. The amount of the Liquidated Damages will increase by an additional $0.05 per week per $1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $0.30 per week per $1,000 principal amount of Transfer Restricted Securities. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease.

          The Issuer reserves the right (i) to delay acceptance of any Old Debentures, to extend the Exchange Offer or to terminate the Exchange Offer and not permit acceptance of Old Debentures not previously accepted if any of the conditions set forth in "The Exchange Offer-- Conditions" section of the Prospectus shall have occurred and shall not have been waived by the Issuer, by giving oral or written notice of such delay, extension or termination to the Exchange Agent, or (ii) to amend the terms of the Exchange Offer in any manner deemed by it to be advantageous to the holders of the Old Debentures. Any such delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by oral or written notice thereof to the Exchange Agent. If the Exchange Offer is amended in a manner determined by the Issuer to constitute a material change, the Issuer will promptly disclose such amendment in a manner reasonably calculated to inform the holders of the Old Debentures of such amendment.

          This Letter is to be completed by a holder of Old Debentures either if Old Debentures are to be forwarded herewith or if a tender of Old Debentures, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Debentures whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Debentures into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Debentures according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

          The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

          List below the Old Debentures to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Debentures should be listed on a separate signed schedule affixed hereto.

----------------------------------------------------------------------------------------------
          DESCRIPTION OF OLD DEBENTURES       1                  2                  3

----------------------------------------------------------------------------------------------
                                                             Aggregate
Name(s) and Address(es) of                Certificate     Principal Amount   Principal Amount
 Registered Holder(s)                     Number(s)*       at Maturity of       at Maturity
(Please fill in, if blank)                                Old Debenture(s)      Tendered**
----------------------------------------------------------------------------------------------
                                     ---------------------------------------------------------

                                     ---------------------------------------------------------
                                             Total
----------------------------------------------------------------------------------------------
*   Need not be completed if Old Debentures are being tendered by book-entry transfer.
**  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Debentures represented by the Old Debentures indicated in column 2.  See
    Instruction 2.  Old Debentures tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.  See Instruction 1.
----------------------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution ____________________________________________

     Account Number _____________  Transaction Code Number ____________________

[_] CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s) __________________________________________

     Window Ticket Number (if any)_____________________________________________

     Date of Execution of Notice of Guaranteed Delivery________________________

     Name of Institution which guaranteed delivery_____________________________

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number____________________  Transaction Code Number ______________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:_____________________________________________________________________

     Address:__________________________________________________________________

     __________________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount at maturity of Old Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Debentures as are being tendered hereby.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Debentures tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that any New Debentures acquired in exchange for Old Debentures tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Debentures, whether or not such person is the undersigned, that neither the holder of such Old Debentures nor any such other person is engaged in, or intends to engage in a distribution of such New Debentures, or has an arrangement or understanding with any person to participate in the distribution of such New Debentures, and that neither the holder of such Old Debentures nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuer.

          The undersigned also acknowledges that this Exchange Offer is being made based upon the Issuer's understanding of an interpretation by the staff of the Securities and Exchange Commission (the ("Commission") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Debentures issued in exchange for the Old Debentures pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such New Debentures directly from the Issuer for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Debentures are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such New Debentures and has no arrangement with any person to participate in the distribution of such New Debentures. If a holder of Old Debentures is engaged in or intends to engage in a distribution of the New Debentures or has any arrangement or understanding with respect to the distribution of the New Debentures to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Debentures for its own account in exchange for Old Debentures, it represents that the Old Debentures to be exchanged for the New Debentures were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.
This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

          Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Debentures (and, if applicable, substitute certificates representing Old Debentures for any Old Debentures not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Debentures, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Debentures (and, if applicable, substitute certificates representing Old Debentures for any Old Debentures not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Debentures."

          THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD DEBENTURES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS

                          (See Instructions 3 and 4)

   To be completed ONLY if certificates for Old Debentures not exchanged and/or New Debentures are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Old Debentures delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

   Issue New Debentures and/or Old Debentures to:

   Name(s): ____________________________________________________________________
                            (Please Type or Print)

   _____________________________________________________________________________
                            (Please Type or Print)

   Address:_____________________________________________________________________
                             (Including Zip Code)

                  (Complete accompanying Substitute Form W-9)

     Credit unexchanged Old Debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

                         (Book-Entry Transfer Facility

                        Account Number, if applicable)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 3 and 4)

     To be completed ONLY if certificates for Old Debentures not exchanged and/or New Debentures are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Old Debentures" on this Letter above.


Mail New Debentures and/or Old Debentures to:

Name(s):________________________________________________________________________
                            (Please Type or Print)

________________________________________________________________________________
                            (Please Type or Print)

Address:________________________________________________________________________
                             (Including Zip Code)

--------------------------------------------------------------------------------

IMPORTANT: THIS LETTER (TOGETHER WITH THE CERTIFICATES FOR OLD DEBENTURES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                    PLEASE READ THIS LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

Dated:..................................................................., 1998

 ..............................................................................x

 ..............................................................................x
                        (Signature(s) of Owner)                        (Date)

       Area Code and Telephone Number:.........................................

         If a holder is tendering any Old Debentures, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Debentures or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

     Name(s):..................................................................
     ..........................................................................
                            (Please Type or Print)

     Capacity:.................................................................

     Address:..................................................................
     ..........................................................................
                             (Including Zip Code)

                              SIGNATURE GUARANTEE
                        (IF REQUIRED BY INSTRUCTION 3)

   Signature(s) Guaranteed by
   an Eligible Institution:....................................................
                            (Authorized Signature)

   ............................................................................
                                    (Title)

   ............................................................................
                                (Name and Firm)

Dated:..................................................................., 1998

--------------------------------------------------------------------------------

                                 INSTRUCTIONS

                          Diamond Brands Incorporated

       Forming Part of the Terms and Conditions of the Offer to Exchange
               Series B 12% SENIOR DISCOUNT DEBENTURES DUE 2009,
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                          FOR ANY AND ALL OUTSTANDING
                Series A 12% SENIOR DISCOUNT DEBENTURES DUE 2009


1.   DELIVERY OF THIS LETTER AND OLD DEBENTURES; GUARANTEED DELIVERY PROCEDURES.

          This Letter is to be completed by holders of Old Debentures either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Debentures, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Debentures tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

          Holders of Old Debentures whose certificates for Old Debentures are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Debentures pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by mail or hand delivery), setting forth the name and address of the holder of Old Debentures and the amount of Old Debentures tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Debentures, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Debentures, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

          The method of delivery of this Letter, the Old Debentures and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Debentures are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

          See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD DEBENTURES WHO TENDER BY BOOK-ENTRY TRANSFER).

          If less than all of the Old Debentures evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Debentures to be tendered in the box above entitled "Description of Old Debentures--Principal Amount at Maturity Tendered." A reissued certificate representing the balance of nontendered Old Debentures will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD DEBENTURES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES OF THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

          If this Letter is signed by the registered holder of the Old Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

          If any tendered Old Debentures are owned of record by two or more joint owners, all such owners must sign this Letter.

          If any tendered Old Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

          When this Letter is signed by the registered holder of the Old Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Debentures are to be issued, or any untendered Old Debentures are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

          If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

          If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

          ENDORSEMENTS ON CERTIFICATES FOR OLD DEBENTURES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY AN "ELIGIBLE GUARANTOR" INSTITUTION WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934 (AN "ELIGIBLE INSTITUTION").

          SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD DEBENTURES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD DEBENTURES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD DEBENTURES) TENDERED WHO

HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

          Tendering holders of Old Debentures should indicate in the applicable box the name and address to which New Debentures issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Debentures not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Debentures tendering Old Debentures by book-entry transfer may request that Old Debentures not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Debentures may designate hereon. If no such instructions are given, such Old Debentures not exchanged will be returned to the name or address of the person signing this Letter.

5.   TAX IDENTIFICATION NUMBER.

          Federal income tax law generally requires that a tendering holder whose Old Debentures are accepted for exchange must provide the Issuer (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Issuer is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Debentures to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

          Exempt holders of Old Debentures (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

          To prevent backup withholding, each tendering holder of Old Debentures must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Debentures is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuer a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Debentures are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Debenture: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

6.   TRANSFER TAXES.

          The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Debentures to it or its order pursuant to the Exchange Offer. If, however, New Debentures and/or substitute Old Debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Debentures tendered hereby, or if tendered Old Debentures are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Debentures to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

          EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD DEBENTURES SPECIFIED IN THIS LETTER.

7.   WAIVER OF CONDITIONS.

          The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   NO CONDITIONAL TENDERS.

          No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Debentures, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Debentures for exchange.

          Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Debentures nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED OLD DEBENTURES.

          Any holder whose Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

          Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                   PAYOR'S NAME:  DIAMOND BRANDS INCORPORATED

-------------------------------------------------------------------------------------------------------------
SUBSTITUTE              Part 1 -- PLEASE PROVIDE YOUR TIN IN THE
Form W-9                BOX AT RIGHT AND CERTIFY BY SIGNING AND           TIN:_____________________________
                        DATING BELOW.                                          (Social Security Number  or
                                                                             Employer Identification Number)
                        ----------------------------------------------------------------------------------------
Department of the       Part 2 -- TIN Applied For [_]
 Treasury
                        ----------------------------------------------------------------------------------------
Internal Revenue        CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Service
                        (1)  the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

Payor's Request For     (2)  I am not subject to backup withholding either because:  (a) I am exempt from
Taxpayer                     backup withholding or (b) I have not been notified by the Internal Revenue Service
Identification Number        (the "IRS") that I am subject to backup withholding as a result of a failure to
("TIN") and                  report all interest or dividends, or (c) the IRS has notified me that I am no longer
Certification                subject to backup witholding, and

                        (3)  any other information provided on this form is true and correct.

                        SIGNATURE......................................................   DATE.................

----------------------------------------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
----------------------------------------------------------------------------------------------------------------

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

                   THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

________________________________________________________     ___________________
                        Signature                                   Date
--------------------------------------------------------------------------------